                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        NOVACARE EMPLOYEE SERVICES, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                           23-2866146
       -------------------------               -----------------
        (State of incorporation                (I.R.S. Employer
            or organization)                   Identification No.)


         2621 Van Buren Avenue
        Norristown, Pennsylvania                      19403
       --------------------------              -----------------
         (Address of principal                     (Zip Code)
           executive offices)

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      None


       If this form relates to the           If this form relates to the
       registration of a class of            registration of a class of
       securities pursuant to Section        securities pursuant to Section
       12(b) of the Exchange Act and         12(g) of the Exchange Act and
       is effective pursuant to              is effective pursuant to
       General Instruction A.(c),            General Instruction A.(d),
       check the following box. /  /         check the following box. /X/


Securities Act registration statement file number to which this form relates:

                                   333-35071

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
              ---------------------------------------------------
                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.

          This Registration Statement relates to the Common Stock, $.01 par value, of the registrant. A complete description of the Common Stock is set forth under the caption "Description of Capital Stock" in the Preliminary Prospectus dated November 10, 1997 constituting a part of Amendment No. 3 to the Registration Statement on Form S-1 dated November 10, 1997 (File No. 333-35071) filed by the registrant under the Securities Act of 1933. By this reference, such description is incorporated herein and made a part hereof.

Item 2.   Exhibits.

          1    -    Certificate of Incorporation of the registrant
                    (incorporated by reference to Exhibit 3(a) to Registration Statement on Form S-1 No. 333-35071).

          2    -    By-laws of the registrant, as amended to date
                    (incorporated by reference to Exhibit 3(b) to Registration Statement on Form S-1 No. 333-35071).

          3    -    "Description of Capital Stock" incorporated in
                    Item 1 hereof by reference to the Preliminary
                    Prospectus dated November 10, 1997 constituting a part of Amendment No. 3 to the Registration
                    Statement on Form S-1 No. 33-35071.




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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   NOVACARE EMPLOYEE SERVICES, INC.
                                   --------------------------------------
                                                (Registrant)


                                   By /s/ Loren J. Hulber
                                      -----------------------------------
                                                Loren J. Hulber
                                                   President

Dated: November 10, 1997
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                               Index to Exhibits


                                                      Page
                                                     Number
                                                     ------
1         --      Certificate of Incorporation         --
                  of the registrant
                  (incorporated by reference)
                  to Exhibit 3(a) to
                  Registration Statement on
                  Form S-1 No. 333-35071).

2         --      By-laws of the registrant,           --
                  as amended to date
                  (incorporated by reference
                  to Exhibit 3(a) to
                  Registration Statement on
                  Form S-1 No. 333-35071).

3         --      "Description of Capital              --
                  Stock" incorporated in Item 1
                  hereof by reference to the
                  Preliminary Prospectus dated
                  November 10, 1997
                  constituting part of
                  Amendment No. 3 to the
                  Registration Statement on
                  Form S-1 No. 333-35071.